EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Francois Jaclot
                                              ----------------------------------
                                              Francois Jaclot
                                              Director, Chief Financial Officer

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Jean Gandois
                                              ----------------------------------
                                              Jean Gandois
                                              Director, Vice President of
                                                Management Board

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Albert Frere
                                              ----------------------------------
                                              Albert Frere
                                              Director, Vice President of
                                                Management Board

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Philippe Brongniart
                                              ----------------------------------
                                              Philippe Brongniart
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Gerhard Cromme
                                              ----------------------------------
                                              Gerhard Cromme
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Etienne Davignon
                                              ----------------------------------
                                              Etienne Davignon
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Paul Desmarais, Jr.
                                              ----------------------------------
                                              Paul Desmarais, Jr.
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Lucien Douroux
                                              ----------------------------------
                                              Lucien Douroux
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Jacques Lagarde
                                              ----------------------------------
                                              Jacques Lagarde
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Anne Lauvergeon
                                              ----------------------------------
                                              Anne Lauvergeon
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Jean Payrelevade
                                              ----------------------------------
                                              Jean Payrelevade
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Felix G. Rohatyn
                                              ----------------------------------
                                              Felix G. Rohatyn
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Lord Simon of Highbury
                                              ----------------------------------
                                              Lord Simon of Highbury
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Jose Vilarasau
                                              ----------------------------------
                                              Jose Vilarasau
                                              Director

                               POWER OF ATTORNEY

     The undersigned hereby appoints Philippe de Margerie, General Secretary, his true and lawful attorney-in-fact with the authority to execute in his name, and to file with the U.S. Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, a registration statement on Form S-8 under the U.S. Securities Act of 1933 relating to the Suez 2002 Annual Stock Option Plan and any and all amendments thereto necessary or advisable to enable Suez to comply with the U.S. Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact executing the same deems appropriate.

                                              /s/ Jean-Jacques Salane
                                              ----------------------------------
                                              Jean-Jacques Salane
                                              Director